Exhibit 99.1

Rain Oncology Inc. C O R P O R AT E P R E S E N TAT I O N – F e b 2 0 2 3

R A I N O N C O L O G Y I N C . 2 Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning the ability of our clinical trials to demonstrate safety and efficacy of our product candidates and other positive results, the timing and focus of our ongoing and future preclinical studies and clinical trials, the design of those studies and trials, and the reporting of data from those studies and trials, the timing for enrollment of trials, our plans relating to commercializing our product candidates, if approved, including the geographic areas of focus and sales strategy, the size of the market opportunity for our product candidates, including our estimates of the number of patients who suffer from the diseases we are targeting, our expectations regarding the approval and use of our product candidates as first, second or subsequent lines of therapy or in combination with other drugs, the success of competing therapies that are or may become available, our estimates of the number of patients that we will enroll in our clinical trials, the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates, the timing or likelihood of regulatory filings and approvals, including our expectation to seek an accelerated approval pathway and special designations, such as orphan drug designation, for our product candidates for various diseases, our ability to obtain and maintain regulatory approval of our product candidates, and our plans relating to the further development of our product candidates, including collaborations with research partners and additional indications we may pursue. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including our limited operating history, the significant losses that we have incurred since inception, the substantial additional capital that we will require to finance our operations in the future, our ability to identify and acquire or in-license products, our dependence on our lead candidates, our ability to enroll patients in our clinical trials, the fact that interim results of our clinical trials may not be indicative of future results and those risks described in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances,except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation are reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause resultsto differ materially from those expressed in the estimates made by the independent parties and by us. This presentation contains information on commercial products as well as discussions of investigational products that are under preclinical or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). Investigational products are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated. C O R P O R A T E P R E S E N T A T I O N

Rain's Corporate Leadership



Avanish Vellanki, MBS, MBA
Cofounder, Chairman and Chief Executive Officer



Robert Doebele, MD, PhD
Cofounder, President & Chief Scientific Officer



Richard Bryce, MBChB
Executive VP & Chief Medical Officer



Nelson Cabatuan, CPA
Senior VP, Finance & Administration



Vijaya Tirunagaru, PhD
Senior VP, Head of Research



Mehdi Paborji, PhD
Senior VP, Head of Technical Operations



Lucio Tozzi
Senior VP, Head of Clinical Operations



Nora Ku, MD
Vice President, Clinical Development



Tina Kim-Hafken
Vice President, Head of Global Regulatory Affairs

RAIN ONCOLOGY INC.
3
CORPORATE PRESENTATION

Rain Oncology Overview

Milademetan (RAIN-32), an oral inhibitor of the p53-MDM2 complex, represents a "pipeline in a program"

PRECISION ONCOLOGY STRATEGY

Milademetan offers an opportunity to treat a significant number of cancers across multiple tumor types with an oral, small molecule inhibitor of the p53-MDM2 complex

ATTRACTIVENESS OF REGULATING P53-MDM2 COMPLEX

Loss of the transcription factor p53 can facilitate tumor growth, with elevated levels of MDM2 facilitating wildtype p53 loss

Up to 50% of cancers may be addressable by impeding the p53-MDM2 interaction and restoring p53 and its protective properties

MILADEMETAN STRATEGY ADDRESSES HISTORICAL PITFALLS OF THE CLASS

Perturbances of the p53-MDM2 complex in blood cells leads to on-target cell death and cytopenias, predominately thrombocytopenia

Milademetan represents the first potential NDA filing for an inhibitor of the p53-MDM2 complex in the US, with a novel dose schedule devised to address historical on-target limitations

RAIN ONCOLOGY INC.

4 CORPORATE PRESENTATION

p53-MDM2 Axis & Milademetan MoA


NORMAL
CANCER
MILADEMETAN
Proteasome
Milademetan
MDM2
p53
p14ARF
Target gene
Target gene
Target gene
p53 Activated
Cell injury
Cell death
Stops cell growth
Immune activation
p53 inhibited by MDM2
p53 function restored by Milademetan

Source: Rain Oncology

Wildtype p53 responds to normal cellular injury to protect against cancer via induction of cellular apoptosis or senescence

- Mutated p53 incapable of target gene binding and function

Dysregulated MDM2 can facilitate or support oncogenicity

- *MDM2* gene amp
- MDM2 over-expression
- MDM2 regulator loss (*CDKN2A*/p14ARF)

As an inhibitor of the p53-MDM2 interaction, milademetan restores wildtype p53

RAIN ONCOLOGY INC.
5
CORPORATE PRESENTATION

Rain Oncology: Overview

With proforma cash of $147 million*, and a cash runway into 2025, Rain is well-financed to complete several trials for milademetan, including the phase 3 registrational study in liposarcoma

Milademetan (RAIN-32)

INDICATION	MANTRA	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PARTNER	PLANNED DATA	2022 ELIGIBLE ANNUAL US POP
DD Liposarcoma	--	Mila monotherapy			Enrollment Completed	-	2Q 2023	~1,400
MDM2-amp Basket	2	Mila monotherapy		Enrolling		-	-	~8,000
CDKN2A loss, p53 WT Adv Solid Tumors	4	Mila + atezolizumab		Planned: Mid 2023		Roche	-	~45,000

Rain anticipated clinical studies

RAD52 Research Program

INDICATION		PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PARTNER	PLANNED DATA	2022 ELIGIBLE ANNUAL US POP
HRD+ Tumors						-	-	

* Proforma cash balance as of 9/30/2022 and includes proceeds from registered direct equity offering in November 2022.

RAIN ONCOLOGY INC.
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CORPORATE PRESENTATION

Milademetan ( L i p o s a r c o m a )

Liposarcoma Overview

PFS is the primary outcome measured in most sarcomas

TOTAL ADDRESSABLE MARKET

Liposarcoma is 20% of all sarcomas[2]	Liposarcoma US annual incidence	~3,500[1]
WD/DD is 65% of LPS and p53 WT & MDM2 amplified in nearly 100% of WDLS/DDLS cases[3-6]	DD LPS incidence	~2,300
Annual US Addressable Market[7]	TAM in DD LPS	~1,400

APPROVED THERAPIES IN LPS

Drug	Company	Approved	Mechanism	Efficacy in DD LPS (mPFS)
Yondelis (trabectedin)	J&J	2015	DNA binding / alkylator	2.2 mo[8]
Halaven	Eisai	2016	Microtubule targeting	2.0 mo[9]


Tumor Scan
DDLS
WDLS

[1] TM Mack. Cancer, 1995 Jan 1;75(1 Suppl):211-44.
[2] Bock et al., Int. J. Environ. Res. Public Health 2020, 17, 2710.
[3] Pedeutour et al., Genes Chromosomes Cancer 24:30–41, 1999.
[4] Italiano et al., Int. J. Cancer: 122, 2233–2241 (2008).
[5] Kashima et al., Modern Pathology volume 25, pages 1384–1396(2012)
[6] The Cancer Genome Atlas Research Network, Cell 171, 950–965, November 2, 2017
[7] Newly diagnosed adv DD LPS, unresectable early DD LPS, resectable disease progressing to adv DD LPS, and WD LPS progressing to DD LPS
[8] Demetri et al., J Clin Oncol 34:786-793, 2015
[9] Demetri et al., J Clin Oncol 35:3433-3439. 2017

RAIN ONCOLOGY INC.
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CORPORATE PRESENTATION

MANTRA (Phase 3): Unresectable / Metastatic DD Liposarcoma

Safety and Efficacy of Milademetan vs. Yondelis® (trabectedin)

Phase 3 Registrational Trial

- 72 sites
- US, Europe, Asia

Patient Enrollment

- Commenced July 2021
- Closed July 2022
- N = 175

Unresectable or metastatic DD liposarcoma*

N = 175

R 1:1

Stratification: ECOG PS and number of prior treatments

Milademetan
260mg QD 3/14

Trabectedin
1.5 mg/m2 as 24-hour IV infusion D1 Q3W

Overview

- Patients with de-differentiated (DD) LPS with or with well-differentiated LPS component
- ≥ 1 prior systemic treatment, including at least 1 prior anthracycline
- Treatment until PD or intolerability

* Includes with or without a well differentiated (WD) component

DCR, disease control rate; DOR, duration of response; ECG, electrocardiogram; HRQoL, health-related quality of life; ORR, objective response rate; OS, overall survival; PD, progressive disease; PFS, progression free survival; PK, pharmacokinetics; PO, by mouth; QD, once per day; Q3W, every three weeks

Endpoints

- PFS (Primary): Approximately 105 events by blinded central review to trigger primary analysis
- OS, ORR, DCR, DOR,
- HR QoL, Safety

Statistical Assumptions

- HR = 0.5; 94% powered
- mPFS: trabectedin (3.0 mo) / milademetan: (6.0 mo)

RAIN ONCOLOGY INC.
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R A I N O N C O L O G Y I N C . 1 0 Milademetan Phase 1 (U101) Trial Select Treatment Emergent Adverse Events Organ Class n (%) Schedule A, B, and C Cohorts (n=78) Schedule D All doses (n=29) All Grades Grade ≥ 3 All Grades Grade ≥ 3 All drug-related TEAEs 74 (95) 43 (55) 25 (86) 5 (17) Blood and lymphatic disorders Thrombocytopenia 52 (67) 27 (35) 13 (45) 4 (14) Anemia 33 (42) 14 (18) 5 (17) 0 Neutropenia 10 (13) 8 (10) 2 (7) 1 (3) Gastrointestinal disorders Nausea 57 (73) 2 (3) 20 (69) 0 Vomiting 22 (28) 2 (3) 13 (45) 1 (3) Diarrhea 26 (33) 0 9 (31) 0 General disorders Fatigue 36 (46) 3 (4) 12 (41) 0 Schedule D 260mg (n=20) All Grades Grade ≥ 3 18 (90) 4 (20) 9 (45) 3 (15) 4 (20) 0 1 (5) 1 (5) 16 (80) 0 10 (50) 1 (5) 5 (25) 0 8 (40) 0 Dosing Schedule for 4 Cohorts Schedule A: QD 21/28 Schedule B: QD 28/28 Schedule C: QD 7/28 Schedule D: QD 3/14 Source: Gounder et al., 2022 CTOS Annual Meeting; Gounder et al., 2020 EORTC-NCI-AACR (ENA) Conference

R A I N O N C O L O G Y I N C . 1 1 Milademetan Phase 1 (U101) Study Observed Progression-Free Survival C O R P O R A T E P R E S E N T A T I O N A l l P a t i e n t s ( n = 1 0 7 ) Source: Gounder et al., 2023 JCO DD LPS Non-LPS D D L P S P a t i e n t s ( n = 5 3 ) Treatment naive Relapsed Treatment naive (n=17) Relapsed (n=36) Median PFS, mo (95% CI) 14.6 (3.8 – NE) 5.9 (3.5 – 10.0) 0 0 10 20 30 40 50 60 70 80 90 4 8 12 16 20 24 28 32 36 40 100 Progression-free survival (%) Time (months) Time (months) 0 0 10 20 30 40 50 60 70 80 90 54 100 Progression-free survival (%) 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 Non-LPS (n=34) DD LPS (n=53) Median PFS, mo (95% CI) 3.4 (1.8 – 5.6) 7.2 (3.8 – 10.1) + Censored + Censored All Doses & Treatment Schedules

R A I N O N C O L O G Y I N C . 1 2 Milademetan Phase 1 (U101) Study Of the four (4) dose schedules evaluated, Schedule D (QD 3/14), 260mg was identified to have the most favorable efficacy / safety profile, and to serve as the basis of milademetan dosing in subsequent studies C O R P O R A T E P R E S E N T A T I O N L P S P a t i e n t s ( S c h d D , 2 6 0 m g ) Source: Gounder et al., 2023 JCO 1 One or more prior therapies 2 Rain data on file Schd D, 260mg Schd A/B (n=30) Schd C/D (n=23) Schd D, 260mg (n=16) Median PFS, mo (95% CI) 6.3 (3.8 – 10.0) 7.4 (2.7 – 14.6) 7.4 (1.8 – 14.6) Schd A/B Schd C/D Treatment naive (n=5) Relapsed (n=11) Median PFS, mo (95% CI) 7.42 (1.8 – NE) 8.0 (1.8 – 27.7) QD 21/28 & 28/28 QD 7/28 & 3/14 QD 3/14 0 0 10 20 30 40 50 60 70 80 90 3 6 9 12 15 18 21 24 27 39 100 Progression-free survival (%) 0 0 10 20 30 40 50 60 70 80 90 54 100 Progression-free survival (%) 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 Time (months) Time (months) L P S P a t i e n t s b y C o h o r t 30 33 36 + Censored + Censored Treatment naive Relapsed

Milademetan P h a s e 2 M A N T R A - 2 ( M D M 2 A m p B a s ke t )

R A I N O N C O L O G Y I N C . 1 4 M D M 2 A M P C O N F E R S P O O R P R O G N O S I S E L I G I B L E M D M 2 A M P P A T I E N T S ( C N ≥ 8 ) Total cases Number deceased Median OS (Months) MDM2 CN<8 6072 1514 117.8 MDM2 CN≥8 126 54 49 MDM2 CN < 8 MDM2 CN ≥ 8 Log-rank test P<0.0001 MDM2 Amplified Solid Tumors: Rationale Overall survival (months) Probability of Survival TCGA v23 data from GDC data portal Tumor Type % Frequency1 Total Eligible Patients2 Breast 1.6% 2413 NSCLC 1.5% 2249 Bladder (Urothelial) 6.2% 1874 Stomach 2.6% 433 Esophageal 2.6% 413 Melanoma 1.1% 367 Prostate 0.2% 125 Cholangiocarc. 2.0% 110 Pancreatic 0.2% 107 CRC 0.1% 100 Salivary Gland 1.3% 23 Cervical 0.2% 16 Total 8,230 Approximately 8,000 patients per year exhibit MDM2 CN ≥ 8 1 Caris Real World Analysis (01 Sep 2021 – 30 Sept 2022) 2 Rain internal analysis based on NCI SEER, Oct 2022

MANTRA-2 (Phase 2): MDM2 Amp Advanced Solid Tumor Basket

Determine Safety and Efficacy Of Milademetan In Patients With Relapsed / Refractory Advanced / Metastatic MDM2 Amplified Solid Tumors With Wildtype TP53

Phase 2 Solid Tumor Basket

- Targeting n = 65 patients
- 10 active sites

Patient Enrollment

- Commenced: Nov 2021

Overview

MDM2 Amplified, WT TP53
Advanced Solid Tumors
(copy number ≥ 8)

→ N = 65 →

Milademetan
260mg QD 3/14

- Selecting patients with MDM2 gene copy number (CN) of ≥ 8
- Of 17 patients enrolled, 15 have received first dose of milademetan[1]
  - Of 15 patients receiving at least one dose of milademetan, **10** patients evaluable for efficacy[2]
- Patients enrolled based on local NGS for CN, centrally confirmed by Rain's diagnostic partner, Tempus
- Evaluable tumor types included: lung, breast, biliary, pancreatic and other solid tumors

[1] As of Oct 26, 2022
[2] Of patients unevaluable for efficacy, one (1) patient not yet received first scan, two (2) withdrew consent for reasons unrelated to study drug and two (2) did not have central CN confirmation (CN <8)
Note: Data shown reflects interim analysis, and is preliminary, subject to change

RAIN ONCOLOGY INC.
15

R A I N O N C O L O G Y I N C . 1 6 Patient Tumor Diameter Change Interim MANTRA-2 Analysis: Patient Outcomes Two (2) Partial Responses and two (2) near-PRs observed of 10 evaluable patients 25% 5% 0% -4% -7% -27% -29% -30% -34% -40% -30% -20% -10% 0% 10% 20% 30% NSCLC EGFR del19 KRAS G12D Pancreatic KRAS G12D Biliary IDH2 R172W Breast PIK3CA E542K Bladder RB1 loss Gastric CDH1 loss ACC MYB-NFIB Adrenal CTNNB1 I35T UPS None 1 2 At interim assessment, 9/10 efficacy evaluable patients had post-baseline tumor assessment 1 Patient died post first scan due to COVID; response will not be confirmed 2 Response pending confirmation and treatment ongoing Note: Data cutoff as of 26 Oct 2022, and reflects interim analysis subject to change

R A I N O N C O L O G Y I N C . 1 7 0 8 16 24 32 40 3202-1010-012 3202-1010-007 3202-1006-010 3202-1006-014 3202-1006-013 3202-1006-011 3202-1006-005 3202-1003-009 3202-1010-004 3202-1010-003 1 Interim MANTRA-2 Analysis: Duration on Therapy Two (2) Partial Responses and two (2) near-PRs observed of 10 evaluable patients Note: Data cutoff as of 26 Oct 2022, and reflects interim analysis subject to change 1 Includes five (5) efficacy evaluable patients, one (1) patient dosed but not at first scan, and two (2) patients recently enrolled as of the data cutoff 2 Patient died post first scan due to COVID; response will not be confirmed A total of eight (8) patients are actively enrolled in MANTRA-2 1 Safety in-line with prior milademetan clinical studies suggestive of potential best-in-class tolerability 003 004 009 005 011 013 014 010 007 012 Pancreatic NSCLC Biliary Breast Bladder Gastric UPS ACC Adrenal Liver Sarcoma Weeks 2 Consent Withdrawn PR PD Death Treatment Ongoing Near-PR Near-PR PR PR Patient Treatment Duration

Milademetan P h a s e 1 / 2 M A N T R A - 4 ( C D K N 2 A L o s s / W T p 5 3 B a s ke t )

MANTRA-4: IO Combo in *CDKN2A* Loss, p53 WT Adv Solid Tumors

In the US, there are an estimated 45,000 patients[1] annually with advanced cancers exhibiting p53 WT and *CDKN2A* loss

Mechanism: CDKN2A Loss Increases MDM2 Activity



Exon 1ß
CDKN2A gene
p14ARF
Normal
Cancer
MDM2
p14ARF
p53
MDM2
p53-induced cellular apoptosis or senescence
Proteosomal degradation

Mildemetan Antiproliferative Potency[2]



10,000
1,000
100
10
IC50 (nM)
Milademetan Cmax: 1625 ng/ml (2.6 µM)
TP53 low expression/ mutation
Partial p53 activity
No CDKN2A loss N=146
CDKN2A loss* & Mutant TP53 N=35
CDKN2A loss* & WT TP53 N=30

Source: Rain Oncology

Error bars represent Median with 95% CI

MDM2 CN >12

* Homozygous CDKN2A loss

[1] NCI SEER, Globocan, TCGA based on loss of 2 copies of CDKN2A
[2] Ishizawa et al., Cancer Res. 2018 May 15;78(10):2721-2731; Mutation/CN: CCLE database

19
CORPORATE PRESENTATION
RAIN ONCOLOGY INC.

MANTRA-4: Milademetan + TECENTRIQ® (Phase 1/2)

Rain and Roche will evaluate the safety of p53-MDM2 complex inhibition with milademetan and PD-L1 inhibition with TECENTRIQ® (atezolizumab) in patients with CDKN2A loss and WT p53

Combo Rationale:

- *CDKN2A* loss leads to MDM2 dependency[1]
- *CDKN2A* loss is associated with poor outcomes on ICI[2]
- p53 reactivation induces immune surveillance via increased antigen presentation, IFNγ signaling and other mechanisms[3]

Phase 2 Opportunities:

If safety is deemed acceptable, the milademetan / checkpoint inhibition combination may be evaluated in additional tumors[1] including:

- MDM2 gene-amplified cancers,
- Other checkpoint inhibitor sensitive, WT p53 cancers

Phase 1 (n=3-18)

Evaluate safety of milademetan and atezolizumab combination in a dose de-escalation design to determine RP2D

DOSE LEVEL

0 — Milademetan: 260mg QD 3/14
Atezolizumab 1680mg iv q4w
(n=3-6)

DLT

1 — Milademetan: 200mg QD 3/14
Atezolizumab 1680mg iv q4w
(n=3-6)

DLT

2 — Milademetan: 160mg QD 3/14
Atezolizumab 1680mg iv q4w
(n=3-6)

Phase 2 (n=12-27)

Evaluate efficacy, safety and tolerability in patients with CDKN2A loss, p53 WT advanced solid tumors

DOSE LEVEL

Milademetan RP2D QD 3/14
Atezolizumab 1680mg iv q4w

DLT, dose-limiting toxicity; RP2D, recommended Phase 2 dose.
[1] Subject to subsequent discussions with Roche and outcome of the Phase 1 safety study.

[1] Tirunagaru et al., ASCO 2022
[2] Adib et al., Clin Can Research 2021; Gutiontov et al., Scientific Reports 2021; Brenner et al., Nat Communications 2020
[3] Zhou et al., Can Discovery 2021; Braun and Iwakuma, *Transl Cancer Res* 2016;5(6):692-697; Wang et al., Can Res 2021 Tiirunagaru et al., ASCO 2022

RAIN THERAPEUTICS

20

Key Takeaways and Anticipated Milestones

MANTRA: DD Liposarcoma

Median PFS of 7.2 months (n=53) and 7.4 months in optimized cohort (n=16) compares favorably to 2.2 months median PFS for standard of care (trabectedin)

May enable first NDA filing of a p53-MDM2 complex inhibitor

MANTRA Phase 3 Topline Results: 2Q 2023

01

Pipeline in a Program

Up to 50% of cancers with WT p53 targetable either via monotherapy or combination strategies

02

Tumor Agnostic Basket Trials MANTRA-2 / MANTRA-4

MDM2 amp (MANTRA-2): Enrolling

CDKN2A loss (MANTRA-4): Commencing in mid 2023

Exploring activity of milademetan in adv solid tumors with WT TP53

MANTRA-4 Trial Start: Mid 2023

03

Dose Scheduling: Addressing Historical Challenges

Prior clinical study identified 260mg QD 3/14 as an optimized dose and schedule

Optimized schedule suggests potential best-in-class safety for milademetan

Milademetan is most advanced inhibitor of the p53-MDM2 complex in development

04

RAIN ONCOLOGY INC.
21

Appendix

Rain's Corporate Governance

Board of Directors

Avanish Vellanki, MBA
Chairman & CEO, Rain Oncology

Aaron Davis, MBA
CEO, Boxer Capital

Gorjan Hrustanovic, PhD
Managing Director, BVF LP

Franklin Berger, CFA
FMB Research

Stefani Wolff
COO & EVP of Product Development, Nurix

Tran Nguyen, MBA
CFO & COO, Prothena

Peter Radovich, MBA
COO, Mirum

Scientific Advisory Board

Robert Doebele, MD, PhD
President & CSO, Rain Oncology

Trever Bivona, MD, PhD
Professor in Residence, UCSF

Lori Kunkel, MD
Former CMO, Loxo & Pharmacyclics

Chris Kirk, PhD
President & CSO, Kezar

Simon Powell, MD, PhD
Memorial Sloan Kettering

Nick Saccomano, PhD
Former CSO, Array BioPharma



RAIN ONCOLOGY INC.
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CORPORATE PRESENTATION